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                                                                   Exhibit 10.42

                            [LETTERHEAD OF JAGMEDIA]
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July 8, 2004


Cornell Capital Partners, LP
101 Hudson Street, Suite 3606
Jersey City, NJ 07302

Re: Equity Line Purchase Agreement by and between JAG Media Holdings, Inc.
    and Cornell Capital Partners, LP dated as of April 9, 2002
    (the "Equity Line Agreement")

Gentlemen:

This will confirm our understanding that the definition of "Commitment Period" as set forth in the Equity Line Agreement is hereby amended to read as follows:

"Commitment Period" means the period commencing on the Effective Date and expiring on the earliest to occur of: (x) the date on which the Investor shall have paid an aggregate of Ten Million Dollars ($10,000,000) in Investment Amounts for the Put Shares pursuant to this Agreement, (y) the date this Agreement is terminated in accordance with the terms hereof, or (z) the date occurring forty eight (48) months after the Effective Date.

All defined terms used in this letter which are not otherwise defined shall have the meaning ascribed to them in the Equity Line Agreement. Except for the foregoing changes, the Equity Line Agreement remains unchanged and in full force and effect.

The above amendment shall not become effective until the Company files either an amendment to the effective Registration Statement or a new Registration Statement has been declared effective.

If the forgoing accurately reflects our agreement please sign below where indicated and return to us a fully executed copy of this letter agreement.

Very truly yours,
JAG Media Holdings, Inc.

By: /s/ Stephen J. Schoepfer
    -------------------
    Stephen J. Schoepfer
    President & Chief Operating Officer


AGREED AND ACCEPTED
CORNELL CAPITAL PARTNERS, LP
By: Yorkville Advisors
Its: General Partner

By: /s/ Mark Angelo
    -------------------
    Name: Mark Angelo
    Title:  President & Portfolio Manager